EXHIBIT
                         10.2 FORCENERGY INC
                     1995 STOCK OPTION PLAN
    [As Amended and Restated Effective as of August 29, 1996]


                           I. PURPOSE

      The  purpose of the FORCENERGY INC 1995 STOCK  OPTION
PLAN (the            "Plan") is to provide a means through which
FORCENERGY INC,
a Delaware corporation (the "Company"), and its subsidiaries may attract able persons to enter the employ of the Company and to provide a means whereby those key employees upon whom the responsibilities of the successful administration and
management of            the                         Company
rest,  and  whose  present   and                     potential
contributions to the welfare of the Company are of importance, can acquire and maintain stock ownership, thereby strengthening their concern for the welfare of the Company and their desire to remain in its employ. A further purpose of the Plan is to provide such key employees with additional incentive and reward opportunities designed to enhance the profitable growth of the Company.
Accordingly, the Plan provides for granting  Incentive
Stock  Options,  options which do not constitute Incentive
Stock Options, Stock Appreciation Rights, Restricted Stock Awards, Performance Awards, Phantom Stock Awards, or any combination of the foregoing, as is best suited to the circumstances of the particular employee as provided herein.

      The  Plan as set forth herein constitutes an amendment
and restatement, effective as of the Restatement Effective  Date
(as such             term  is  hereinafter  defined),  of  the
Forcenergy Gas
Exploration, Inc. 1995 Stock Option Plan, as previously adopted by Forcenergy Gas Exploration, Inc. (which name was changed to Forcenergy Inc at the 1996 Annual Meeting), and shall supersede and replace in its entirety such previously adopted plan.

                         II. DEFINITIONS

     The following definitions shall be applicable throughout the Plan unless specifically modified by any paragraph:

      (a) "Award" means, individually or collectively, any Option, Restricted Stock Award, Phantom Stock Award,
Performance Award or Stock Appreciation Right.

    (b)  "Board" means the Board of Directors of the Company.

      (c) "Change of Control" means the occurrence of any of the following events: (i) the Company shall not be the surviving entity in any merger, consolidation or other reorganization (or survives only as a subsidiary of an entity), (ii) the Company sells, leases or exchanges all or substantially all of its assets to any other person or entity (other than a wholly owned subsidiary of the Company), (iii) the Company is to be dissolved and liquidated,
(iv) any person or entity, including a "group" as contemplated by Section 13(d)(3) of the 1934 Act, acquires or gains ownership or control (including, without limitation, power to vote) of more than 50% of the outstanding shares of the Company's voting stock (based upon voting power), or (v) as a result of or in connection with a contested election of directors, the persons who were directors of the Company before such election shall cease to constitute a majority of the Board.

     (d) "Change of Control Value" shall mean (i) the per share price offered to stockholders of the Company in any merger, consolidation, reorganization, sale of assets or dissolution transaction that constitutes a Change of Control, (ii) the price per share offered to stockholders of the Company in any tender offer or exchange offer whereby a Change of Control takes place, or (iii) if a Change of Control occurs other than pursuant to a tender or exchange offer, the fair market value per share of the shares into which Awards are exercisable, as determined by the Committee, whichever is applicable. In the event that the consideration offered to stockholders of the Company consists of anything other than cash, the Committee shall determine the fair cash equivalent of the portion of the consideration offered which is other than cash.
     (e) "Code" means the Internal Revenue Code of 1986, as amended. Reference in the Plan to any section of the Code shall be deemed to include any amendments or successor provisions to any section and any regulations under such section.
    (f) "Committee" means a committee of, and appointed by, the Board which shall be comprised solely of two or more "outside directors," within the meaning of section 162(m) of the Code and applicable interpretive authority thereunder.

     (g)  "Company" means Forcenergy Inc.

     (h) "Director" means an individual elected to the Board by the stockholders of the Company or by the Board under applicable corporate law who is serving on the Board on the date the Plan is adopted by the Board or is elected to the Board after such date.

     (i) An "employee" means any person (including an officer or a Director) in an employment relationship with the Company or any parent or subsidiary corporation (as defined in section 424 of the Code).

    (j) "1934 Act" means the Securities Exchange Act of 1934, as amended.

     (k) "Fair Market Value" means, as of any specified date, the last reported sales price of the Stock on the NASDAQ National Market or the principal exchange on which the Stock is reported; or, in either case, if no prices are reported on that date, on the last preceding date on which such prices of the Stock are so reported.
In the event Stock is not publicly traded at the time a determination of its value is required to be made hereunder, the determination of its fair market value shall be made by the Committee in such manner as it deems appropriate.

   (l)  "Holder" means an employee who has been granted an Award.

    (m) "Incentive Stock Option" means an incentive stock option within the meaning of section 422(b) of the Code.

   (n) "Option" means an Award granted under Paragraph VII of the Plan and includes both Incentive Stock Options to purchase Stock and Options which do not constitute Incentive Stock Options to purchase Stock.

    (o) "Option Agreement" means a written agreement between the Company and a Holder with respect to an Option.

     (p)  "Performance Award" means an Award granted under Paragraph
X of the Plan.

     (q) "Performance Award Agreement" means a written agreement between the Company and a Holder with respect to a Performance
Award.

     (r)   "Phantom  Stock Award" means an Award  granted  under
Paragraph XI of the Plan.

   (s) "Phantom Stock Award Agreement" means a written agreement between the Company and a Holder with respect to a Phantom Stock
Award.

   (t) "Plan" means the Forcenergy Inc 1995 Stock Option Plan, as amended from time to time.

     (u) "Restatement Effective Date" means the date of the adoption of this amendment and restatement of the Plan by the Board.
     (v) "Restricted Stock Agreement" means a written agreement between the Company and a Holder with respect to a Restricted Stock Award.
     (w) "Restricted Stock Award" means an Award granted under Paragraph IX of the Plan.

     (x)  "Rule 16b-3" means SEC Rule 16b-3 promulgated under the
1934 Act, as such may be amended from time to time, and any successor rule, regulation or statute fulfilling the same or a similar function.

   (y) "Spread" means, in the case of a Stock Appreciation Right, an amount equal to the excess, if any, of the Fair Market Value of a share of Stock on the date such right is exercised over the exercise price of such Stock Appreciation Right.

     (z)  "Stock" means the common stock of the Company.

    (aa) "Stock Appreciation Right" means an Award granted under
Paragraph VIII of the Plan.

     (bb) "Stock Appreciation Rights Agreement" means a written agreement between the Company and a Holder with respect to an Award of Stock Appreciation Rights.

            III. EFFECTIVE DATE AND DURATION OF THE PLAN

      The Plan originally became effective on May 11, 1995. This amendment and restatement of the Plan shall become effective upon the Restatement Effective Date, provided this amendment and restatement of the Plan is approved by the stockholders of the Company within 12 months thereafter. No further Awards may be granted under the Plan after May 11, 2005. The Plan shall remain in effect until all Awards granted under the Plan have been satisfied or expired.
     Notwithstanding any provision herein to the contrary, if this amendment and restatement of the Plan is not approved by the stockholders of the Company within 12 months after the Restatement Effective Date, then any Award made on or after the Restatement Effective Date shall be void and canceled in its entirety, and the Plan shall terminate with respect to any shares of Stock for which Awards were not granted prior to the Restatement Effective Date.
                         IV. ADMINISTRATION
     (a) Committee. The Plan shall be administered by the Committee.
     (b) Powers. Subject to the provisions of the Plan, the Committee shall have sole authority, in its discretion, to determine which employees shall receive an Award, the time or times when such Award shall be made, whether an Incentive Stock Option, nonqualified Option or Stock Appreciation Right shall be granted, the number of shares of Stock which may be issued under each Option, Stock Appreciation Right or Restricted Stock Award, and the value of each Performance Award and Phantom Stock Award. In making such deter minations the Committee may take into account the nature of the services rendered by the respective employees, their present and potential contribution to the Company's success and such other factors as the Committee in its discretion shall deem relevant.
     (c) Additional Powers. The Committee shall have such additional powers as are delegated to it by the other provisions of the Plan. Subject to the express provisions of the Plan, the Committee is authorized to construe the Plan and the respective agreements executed thereunder, to prescribe such rules and regulations relating to the Plan as it may deem advisable to carry out the Plan, and to determine the terms, restrictions and provisions of each Award, including such terms, restrictions and provisions as shall be requisite in the judgment of the Committee to cause designated Options to qualify as Incentive Stock Options, and to make all other determinations necessary or advisable for administering the Plan. The Committee may correct any defect or supply any omission or reconcile any inconsistency in any agreement relating to an Award in the manner and to the extent it shall deem expedient to carry it into effect. The determinations of the Committee on the matters referred to in this Article IV shall be conclusive.
                     V. GRANT OF OPTIONS, STOCK
                         APPRECIATION RIGHTS,
                       RESTRICTED STOCK
                       AWARDS,
                         PERFORMANCE AWARDS
                         AND PHANTOM STOCK
                         AWARDS;
                      SHARES SUBJECT TO THE
PLAN
    (a) Stock Grant and Award Limits. The Committee may from time to time grant Awards to one or more employees determined by it to be eligible for participation in the Plan in accordance with the provisions of Paragraph VI. Subject to Paragraph III and subject to adjustment in the same manner as provided in Paragraph XII with respect to shares of Stock subject to Options then outstanding, the aggregate number of shares of Stock that may be issued under the Plan shall not exceed 2,016,630 shares. Shares shall be deemed to have been issued under the Plan only (i) to the extent actually issued and delivered pursuant to an Award, or (ii) to the extent an Award granted under Paragraph VII, VIII, IX or XI is settled in cash. To the extent that an Award lapses or the rights of its Holder terminate, any shares of Stock subject to such Award shall again be available for the grant of an Award. Separate stock certificates shall be issued by the Company for those shares acquired pursuant to the exercise of an Incentive Stock Option and for those shares acquired pursuant to the exercise of any Option which does not constitute an Incentive Stock Option. Notwithstanding any provision in the Plan to the contrary, the maximum number of shares of Stock that may be subject to Awards granted to any one employee during any calendar year is 500,000 shares of Stock (subject to adjustment in the same manner as provided in Paragraph XII with respect to shares of Stock subject to Options then outstanding). The limitation set forth in the preceding sentence shall be applied in a manner which will permit compensation generated in connection with the exercise of Options and Stock Appreciation Rights and, if determined by the Committee, Restricted Stock Awards to constitute "performance-based" compensation for purposes of section 162(m) of the Code, including, without limitation, counting against such maximum number of shares, to the extent required under section 162(m) of the Code and applicable interpretive authority thereunder, any shares subject to Options, Stock Appreciation Rights and, if applicable, Restricted Stock Awards, that are canceled or repriced.

     (b) Stock Offered. The stock to be offered pursuant to the grant of an Award may be authorized but unissued Stock or Stock previously issued and outstanding and reacquired by the Company.
                            V. ELIGIBILITY
     Awards may be granted only to persons who, at the time of grant, are key employees. Awards may not be granted to any Director who is not an employee. An Award may be granted on more than one occasion to the same person, and, subject to the limitations set forth in the Plan, such Award may include an Incentive Stock Option or an Option which is not an Incentive Stock Option, a Stock Appreciation Right, a Restricted Stock Award, a Performance Award, a Phantom Stock Award or any combination thereof.
                          VII.  STOCK OPTIONS
      (a) Option Period. The term of each Option shall be as specified by the Committee at the date of grant.

      (b) Limitations on Exercise of Option. An Option shall be exercisable in whole or in such installments and at such times as determined by the Committee.

     (c) Special Limitations on Incentive Stock Options. To the extent that the aggregate Fair Market Value (determined at the time the respective Incentive Stock Option is granted) of Stock with respect to which Incentive Stock Options granted after 1986 are exercisable for the first time by an individual during any calendar year under all incentive stock option plans of the Company and its parent and subsidiary corporations exceeds $100,000, such Incentive Stock Options shall be treated as Options which do not constitute Incentive Stock Options. The Committee shall determine, in accordance with applicable provisions of the Code, Treasury Regulations and other administrative pronouncements, which of a Holder's Incentive Stock Options will not constitute Incentive Stock Options because of such limitation and shall notify the Holder of such determination as soon as practicable after such determination. No Incentive Stock Option shall be granted to an individual if, at the time the Option is granted, such individual owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of its parent or subsidiary corporation, within the meaning of section 422(b)(6) of the Code, unless (i) at the time such Option is granted the option price is at least 110% of the Fair Market Value of the Stock subject to the Option and (ii) such Option by its terms is not exercisable after the expiration of five years from the date of grant. An Incentive Stock Option shall not be transferable otherwise than by will or the laws of descent and distribution, and shall be exercisable during the Holder's lifetime only by such Holder or the Holder's guardian or legal representative.

     (d) Option Agreement. Each Option shall be evidenced by an Option Agreement in such form and containing such provisions not inconsistent with the provisions of the Plan as the Committee from time to time shall approve, including, without limitation, provisions to qualify an Incentive Stock Option under section 422 of the Code. An Option Agreement may provide for the payment of the option price, in whole or in part, by the delivery of a number of shares of Stock (plus cash if necessary) having a Fair Market Value equal to such option price. Each Option Agreement shall specify the effect of termination of employment on the exercisability of the Option. Moreover, an Option Agreement may provide for a "cashless exercise" of the Option by establishing procedures whereby the Holder, by a properly executed written notice, directs (i) an immediate market sale or margin loan respecting all or a part of the shares of Stock to which he is entitled upon exercise pursuant to an extension of credit by the Company to the Holder of the option price, (ii) the delivery of the shares of Stock from the Company directly to a brokerage firm and
(iii) the delivery of the option price from sale or margin loan proceeds from the brokerage firm directly to the Company. Such Option Agreement may also include, without limitation, provisions relating to
(i) subject to the provisions hereof accelerating such vesting on a Change of Control, vesting of Options, (ii) tax matters (including provisions (y) permitting the delivery of additional shares of Stock or the withholding of shares of Stock from those acquired upon exercise to satisfy federal or state income tax withholding requirements and (z) dealing with any other applicable employee wage withholding requirements), and (iii) any other matters not inconsistent with the terms and provisions of the Plan that the Committee shall in its sole discretion determine. The terms and conditions of the respective Option Agreements need not be identical.
     (e) Option Price and Payment. The price at which a share of Stock may be purchased upon exercise of an Option shall be determined by the Committee, but (i) such purchase price shall not be less than the Fair Market Value of Stock subject to the Option on the date the Option is granted and (ii) such purchase price shall be subject to adjustment as provided in Paragraph XII. The Option or portion thereof may be exercised by delivery of an irrevocable notice of exercise to the Company. The purchase price of the Option or portion thereof shall be paid in full in the manner prescribed by the Committee.
     (f) Stockholder Rights and Privileges. The Holder shall be entitled to all the privileges and rights of a stockholder only with respect to such shares of Stock as have been purchased under the Option and for which certificates of stock have been registered in the Holder's name.
     (g) Options and Rights in Substitution for Stock Options Granted by Other Corporations. Options and Stock Appreciation Rights may be granted under the Plan from time to time in substitution for stock options held by individuals employed by corporations who become employees as a result of a merger or consolidation of the employing corporation with the Company or any subsidiary, or the acquisition by the Company or a subsidiary of the assets of the employing corporation, or the acquisition by the Company or a subsidiary of stock of the employing corporation with the result that such employing corporation becomes a subsidiary.
                   VIII.  STOCK APPRECIATION RIGHTS
    (a)  Stock Appreciation Rights.  A Stock Appreciation Right is
the right to receive an amount equal to the Spread with respect to a share of Stock upon the exercise of such Stock Appreciation Right. Stock Appreciation Rights may be granted in connection with the grant of an Option, in which case the Option Agreement will provide that exercise of Stock Appreciation Rights will result in the surrender of the right to purchase the shares under the Option as to which the Stock Appreciation Rights were exercised. Alternatively, Stock Appreciation Rights may be granted independently of Options in which case each Award of Stock Appreciation Rights shall be evidenced by a Stock Appreciation Rights Agreement which shall contain such terms and conditions as may be approved by the Committee. The terms and conditions of the respective Stock Appreciation Rights Agreements need not be identical. The Spread with respect to a Stock Appreciation Right may be payable either in cash, shares of Stock with a Fair Market Value equal to the Spread or in a combination of cash and shares of Stock. With respect to Stock Appreciation Rights that are subject to Section 16 of the 1934 Act, however, the Committee shall, except as provided in Paragraph XII(c), retain sole discretion (i) to determine the form in which payment of the Stock Appreciation Right will be made (i.e., cash, securities or any combination thereof) or
(ii) to approve an election by a Holder to receive cash in full or
partial  settlement  of Stock Appreciation  Rights.   Each  Stock
Appreciation Rights Agreement shall provide that the Stock Appreciation Rights may not be exercised earlier than six months from the date of grant and shall specify the effect of termination of employment on the exercisability of the Stock Appreciation Rights.
      (b) Exercise Price. The exercise price of each Stock Appreciation Right shall be determined by the Committee, but such exercise price (i) shall not be less than the Fair Market Value of a share of Stock on the date the Stock Appreciation Right is granted (or such greater exercise price as may be required if such Stock Appreciation Right is granted in connection with an Incentive Stock Option that must have an exercise price equal to 110% of the Fair Market Value of the Stock on the date of grant pursuant to Paragraph VII(c)), and (ii) shall be subject to adjustment as provided in Paragraph XII.

     (c) Exercise Period. The term of each Stock Appreciation Right shall be as specified by the Committee at the date of grant.
     (d)  Limitations on Exercise of Stock Appreciation Right.  A
Stock Appreciation Right shall be exercisable in whole or in such installments and at such times as determined by the Committee.

                     IX.  RESTRICTED STOCK AWARDS

     (a) Forfeiture Restrictions To Be Established by the Committee. Shares of Stock that are the subject of a Restricted Stock Award shall be subject to restrictions on disposition by the Holder and an obligation of the Holder to forfeit and surrender the shares to the Company under certain circumstances (the "Forfeiture Restrictions"). The Forfeiture Restrictions shall be determined by the Committee in its sole discretion, and the Committee may provide that the Forfeiture Restrictions shall lapse upon (i) the attainment of targets established by the Committee that are based on (1) the price of a share of Stock, (2) the Company's earnings per share, (3) the Company's revenue, (4) the revenue of a business unit of the Company designated by the Committee, (5) the return on stockholders' equity achieved by the Company, or (6) the Company's pre-tax cash flow from operations, (ii) the Holder's continued employment with the Company for a specified period of time, or (iii) a combination of any two or more of the factors listed in clauses (i) and (ii) of this sentence.
Each   Restricted  Stock  Award  may  have  different  Forfeiture
Restrictions, in the discretion of the Committee. The Forfeiture Restrictions applicable to a particular Restricted Stock Award shall not be changed except as permitted by Paragraph IX(b) or Paragraph XII.

     (b) Other Terms and Conditions. Stock awarded pursuant to a Restricted Stock Award shall be represented by a stock certificate registered in the name of the Holder of such Restricted Stock Award. The Holder shall have the right to receive dividends with respect to Stock subject to a Restricted Stock Award, to vote Stock subject thereto and to enjoy all other stockholder rights, except that (i) the Holder shall not be entitled to delivery of the stock certificate until the Forfeiture Restrictions shall have expired, (ii) the Company shall retain custody of the Stock until the Forfeiture Restrictions shall have expired, (iii) the Holder may not sell, transfer, pledge, exchange, hypothecate or otherwise dispose of the Stock until the Forfeiture Restrictions shall have expired, and (iv) a breach of the terms and conditions established by the Committee pursuant to the Restricted Stock Agreement shall cause a forfeiture of the Restricted Stock Award. At the time of such Award, the Committee may, in its
sole  discretion,  prescribe  additional  terms,  conditions   or
restrictions relating to Restricted Stock Awards, including, but not limited to, rules pertaining to the termination of employment (by retirement, disability, death or otherwise) of a Holder prior to expiration of the Forfeiture Restrictions. Such additional terms, conditions or restrictions shall be set forth in a Restricted Stock Agreement made in conjunction with the Award. Such Restricted Stock Agreement may also include, without limitation, provisions relating to
(i) subject to the provisions hereof accelerating vesting on a Change of Control, vesting of Awards, (ii) tax matters (including provisions
(y) covering any applicable employee wage withholding requirements and
(z)  prohibiting  or requiring an election by  the  Holder  under section 83(b) of the Code), and (iii) any other matters not inconsistent with the terms and provisions of the Plan that the Committee shall in its sole discretion determine.
     (c) Payment for Restricted Stock. The Committee shall determine the amount and form of any payment for Stock received pursuant to a Restricted Stock Award, provided that in the absence of such a determination, a Holder shall not be required to make any payment for Stock received pursuant to a Restricted Stock Award, except to the extent otherwise required by law.
     (d) Agreements. At the time any Award is made under this Paragraph IX, the Company and the Holder shall enter into a Restricted Stock Agreement setting forth each of the matters contemplated hereby and such other matters as the Committee may determine to be appropriate. The terms and provisions of the respective Restricted Stock Agreements need not be identical.
                        X.  PERFORMANCE AWARDS
     (a) Performance Period. The Committee shall establish, with respect to and at the time of each Performance Award, a performance period over which the performance criteria shall be measured.

     (b) Performance Awards. Each Performance Award shall have a maximum value established by the Committee at the time of such Award.

     (c) Performance Measures. A Performance Award shall be awarded to an employee contingent upon future performance of the employee, the Company or any subsidiary, division or department thereof by or in which is he employed during the performance period, or any combination of the foregoing. The Committee shall establish the performance measures applicable to such performance prior to the beginning of the performance period but subject to such later revisions as the Committee shall deem appropriate to reflect significant, unforeseen events or changes.

    (d) Awards Criteria. In determining the value of Performance Awards, the Committee shall take into account an employee's responsibility level, performance, potential, other Awards and such other considerations as it deems appropriate.
    (e) Payment. Following the end of the performance period, the Holder of a Performance Award shall be entitled to receive payment of an amount, not exceeding the maximum value of the Performance Award, based on the achievement of the performance measures for such performance period, as determined by the Committee. Payment of a Performance Award may be made in cash, Stock or a combination thereof, as determined by the Committee. Payment shall be made in a lump sum or in installments as prescribed by the Committee. Any payment to be made in Stock shall be based on the Fair Market Value of the Stock on the payment date. If a payment of cash is to be made on a deferred basis, the Committee shall establish whether interest shall be credited, the rate thereof and any other terms and conditions applicable thereto.

      (f) Termination of Employment. A Performance Award shall terminate if the Holder does not remain continuously in the employ of the Company at all times during the applicable performance period, except as may be determined by the Committee or as may otherwise be provided in the Award at the time granted.
      (g) Agreements. At the time any Award is made under this Paragraph X, the Company and the Holder shall enter into a Performance Award Agreement setting forth each of the matters contemplated hereby, and, in addition such matters as are set forth in Paragraph IX(b) as the Committee may determine to be appropriate. The terms and provisions of the respective agreements need not be identical.
                       XI.  PHANTOM STOCK AWARDS
     (a) Phantom Stock Awards. Phantom Stock Awards are rights to receive shares of Stock (or cash in an amount equal to the Fair Market Value thereof), or rights to receive an amount equal to any appreciation in the Fair Market Value of Stock (or portion thereof) over a specified period of time, which vest over a period of time or upon the occurrence of an event (including without limitation a Change of Control) as established by the Committee, without payment of any amounts by the Holder thereof (except to the extent otherwise required by law) or satisfaction of any performance criteria or objectives. Each Phantom Stock Award shall have a maximum value established by the Committee at the time of such Award.
     (b) Award Period. The Committee shall establish, with respect to and at the time of each Phantom Stock Award, a period over which or the event upon which the Award shall vest with respect to the Holder.
     (c) Awards Criteria. In determining the value of Phantom Stock Awards, the Committee shall take into account an employee's responsibility level, performance, potential, other Awards and such other considerations as it deems appropriate.
     (d) Payment. Following the end of the vesting period for a Phantom Stock Award, the Holder of a Phantom Stock Award shall be entitled to receive payment of an amount, not exceeding the maximum value of the Phantom Stock Award, based on the then vested value of the Award. Payment of a Phantom Stock Award may be made in cash, Stock or a combination thereof as determine by the Committee. Payment shall be made in a lump sum or in installments as prescribed by the Committee in its sole discretion. Any payment to be made in Stock shall be based on the Fair Market Value of the Stock on the payment date. Cash dividend equivalents may be paid during or after the vesting period with respect to a Phantom Stock Award, as determined by the Committee. If a payment of cash is to be made on a deferred basis, the Committee shall establish whether interest shall be credited, the rate thereof and any other terms and conditions applicable thereto.

     (e) Termination of Employment. A Phantom Stock Award shall terminate if the Holder does not remain continuously in the employ of the Company at all times during the applicable vesting period, except as may be otherwise determined by the Committee or as set forth in the Award at the time of grant.

      (f) Agreements. At the time any Award is made under this Paragraph XI, the Company and the Holder shall enter into a Phantom Stock Award Agreement setting forth each of the matters contemplated hereby and, in addition such matters as are set forth in Paragraph IX(b) as the Committee may determine to be appropriate. The terms and provisions of the respective agreements need not be identical.

               XII.  RECAPITALIZATION OR REORGANIZATION

     (a) The shares with respect to which Options may be granted are shares of Stock as presently constituted, but if, and whenever, prior to the expiration of an Option theretofore granted, the Company shall effect a subdivision or consolidation of shares of Stock or the payment of a stock dividend on Stock without receipt of consideration by the Company, the number of shares of Stock with respect to which such Option may thereafter be exercised (i) in the event of an increase in the number of outstanding shares shall be proportionately increased, and the purchase price per share shall be proportionately reduced, and (ii) in the event of a reduction in the number of outstanding shares shall be proportionately reduced, and the purchase price per share shall be proportionately increased.

     (b) If the Company recapitalizes, reclassifies its capital stock or otherwise changes its capital structure (a "recapitalization"), the number and class of shares of stock and securities covered by an Option theretofore granted shall be adjusted so that such Option shall thereafter cover the number and class of shares of stock and securities to which the Holder would have been entitled pursuant to the terms of the recapitalization if, immediately prior to such recapitalization, the Holder had been the holder of record of the number of shares of Stock then covered by such Option.

     (c) In the event of a Change of Control, outstanding Awards other than Options shall immediately vest and become exercisable or satisfiable, as applicable. In the event of a Change of Control, the Committee, acting in its sole discretion without the consent or approval of any Holder, shall act to effect one or more of the following alternatives with respect to outstanding Options, which alternatives may vary among individual Holders and which may vary among Options held by any individual Holder: (1) accelerate the time at which Options then outstanding may be exercised so that such Options may be exercised in full for a limited period of time on or before a specified date (before or after such Change of Control) fixed by the Committee, after which specified date all unexercised Options and all rights of Holders thereunder shall terminate, (2) require the mandatory surrender to the Company by selected Holders of some or all of the outstanding Options held by such Holders (irrespective of whether such Options are then exercisable under the provisions of the
Plan) as of a date, before or after such Change of Control, specified by the Committee, in which event the Committee shall thereupon cancel such Options and the Company shall pay to each Holder an amount of cash per share equal to the excess, if any, of the Change of Control Value of the shares subject to such Option over the exercise price(s) under such Options for such shares, (3) make such adjustments to Options then outstanding as the Committee deems appropriate to reflect such Change of Control (provided, however, that the Committee may determine in its sole discretion that no adjustment is necessary to Options then outstanding) or (4) provide that the number and class of shares of Stock covered by an Option theretofore granted shall be adjusted so that such Option shall thereafter cover the number and class of shares of stock or other securities or property (including, without limitation, cash) to which the Holder would have been entitled pursuant to the terms of the agreement of merger, consolidation or sale of assets and dissolution if, immediately prior to such merger, consolidation or sale of assets and dissolution, the Holder had been the holder of record of the number of shares of Stock then covered by such Option. The provisions contained in this paragraph shall not terminate any rights of the Holder to further payments pursuant to any other agreement with the Company following a Change of Control.

    (d) In the event of changes in the outstanding Stock by reason of recapitalization, reorganizations, mergers, consolidations, combinations, exchanges, a Change of Control or other relevant changes in capitalization occurring after the date of the grant of any Award and not otherwise provided for by this Paragraph XII, such Award and any agreement evidencing such Award shall be subject to adjustment by the Committee, acting in its sole discretion without the consent or approval of the Holder of such Award, as to the number and price of shares of Stock or other consideration subject to such Award.
    (e) The existence of the Plan and the Awards granted hereunder shall not affect in any way the right or power of the Board or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company's capital structure or its business, any merger or consolidation of the Company, any issue of debt or equity securities ahead of or affecting Stock or the rights thereof, the dissolution or liquidation of the Company or any sale, lease, exchange or other disposition of all or any part of its assets or business or any other corporate act of proceeding.

    (f) Any adjustment provided for in Subparagraphs (a), (b), (c) or (d) above shall be subject to any required stockholder action.

    (g) Except as hereinbefore expressly provided, the issuance by the Company of shares of stock of any class or securities convertible into shares of stock of any class, for cash, property, labor or services, upon direct sale, upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares of obligations of the Company convertible into such shares or other securities, and in any case whether or not for fair value, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Stock subject to Awards theretofore granted or the purchase price per share, if applicable.

             XIII.  AMENDMENT AND TERMINATION OF THE PLAN

     The Board in its discretion may terminate the Plan at any time with respect to any shares for which Awards have not theretofore been granted. The Board shall have the right to alter or amend the Plan or any part thereof from time to time; provided that no change in any Award theretofore granted may be made which would impair the rights of the Holder without the consent of the Holder; and provided, further, that the Board may not, without approval of the stockholders, amend the Plan to 1. increase the maximum aggregate number of shares that may be issued under the Plan or 1. change the class of employees eligible to receive Awards under the Plan.

                          XIV.  MISCELLANEOUS

    (a) No Right To An Award. Neither the adoption of the Plan by the Company nor any action of the Board or the Committee shall be deemed to give an employee any right to be granted an Award or any other right hereunder except as may be evidenced by an Award or by an Option Agreement, Stock Appreciation Rights Agreement, Restricted Stock Agreement, Performance Award Agreement or Phantom Stock Award Agreement duly executed on behalf of the Company, and then only to the extent and on the terms and conditions expressly set forth therein. The Plan shall be unfunded. The Company shall not be required to establish any special or separate fund or to make any other segregation of funds or assets to assure the payment of any Award.

    (b) No Employment Rights Conferred. Nothing contained in the Plan shall (i) confer upon any employee any right with respect to continuation of employment with the Company or any subsidiary or (ii) interfere in any way with the right of the Company or any subsidiary to terminate his or her employment at any time.

   (c) Other Laws; Withholding. The Company shall not be obligated to issue any Stock pursuant to any Award granted under the Plan at any time when the shares covered by such Award have not been registered under the Securities Act of 1933 and such other state and federal laws, rules or regulations as the Company or the Committee deems applicable and, in the opinion of legal counsel for the Company, there is no exemption from the registration requirements of such laws, rules or regulations available for the issuance and sale of such shares. No fractional shares of Stock shall be delivered, nor shall any cash in lieu of fractional shares be paid. The Company shall have the right to deduct in connection with all Awards any taxes required by law to be withheld and to require any payments required to enable it to satisfy its withholding obligations.
   (d) No Restriction on Corporate Action. Nothing contained in the Plan shall be construed to prevent the Company or any subsidiary from taking any corporate action which is deemed by the Company or such subsidiary to be appropriate or in its best interest, whether or not such action would have an adverse effect on the Plan or any Award made under the Plan. No employee, beneficiary or other person shall have any claim against the Company or any subsidiary as a result of any such action.

     (e) Restrictions on Transfer. An Award (other than an Incentive Stock Option, which shall be subject to the transfer restrictions set forth in Paragraph VII(c)) shall not be transferable otherwise than (i) by will or the laws of descent and distribution, (ii) pursuant to a "qualified domestic relations order," as defined by the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder, or
(iii) with the consent of the Committee.
   (f) Rule 16b-3. It is intended that the Plan and any grant of an Award made to a person subject to Section 16 of the 1934 Act meet all of the requirements of Rule 16b-3. If any provision of the Plan or any such Award would disqualify the Plan or such Award under, or would otherwise not comply with, Rule 16b-3, such provision or Award shall be construed or deemed amended to conform to Rule 16b-3.

   (g) Section 162(m). It is intended that the Plan comply fully with and meet all the requirements of Section 162(m) of the Code so that Options and Stock Appreciation Rights granted hereunder and, if determined by the Committee, Restricted Stock Awards, shall constitute "performance-based" compensation within the meaning of such section. If any provision of the Plan would disqualify the Plan or would not otherwise permit the Plan to comply with Section 162(m) as so intended, such provision shall be construed or deemed amended to conform to the requirements or provisions of Section 162(m); provided that no such construction or amendment shall have an adverse effect on the economic value to a Holder of any Award previously granted hereunder.

   (h) Governing Law. This Plan shall be construed in accordance with the laws of the State of Florida.